Exhibit 99.1

PRESS RELEASE

SEACOR MARINE ANNOUNCES SECOND QUARTER 2025 RESULTS

Houston, Texas

July 30, 2025

FOR IMMEDIATE RELEASE - SEACOR Marine Holdings Inc. (NYSE: SMHI) (the “Company” or “SEACOR Marine”), a leading provider of marine and support transportation services to offshore energy facilities worldwide, today announced results for its second quarter ended June 30, 2025.

SEACOR Marine’s consolidated operating revenues for the second quarter of 2025 were $60.8 million, operating income was $6.1 million, and direct vessel profit (“DVP”)(1) was $11.3 million. This compares to consolidated operating revenues of $69.9 million, operating loss of $3.9 million, and DVP of $20.3 million in the second quarter of 2024, and consolidated operating revenues of $55.5 million, operating loss of $5.3 million, and DVP of $13.6 million in the first quarter of 2025.

Notable second quarter items include:

•
13.0% decrease in revenues from the second quarter of 2024 and a 9.6% increase from the first quarter of 2025.
•
Average day rates of $19,731, a 3.1% increase from the second quarter of 2024, and a 4.8% increase from the first quarter of 2025.
•
68% utilization, a decrease from 69% in the second quarter of 2024 and an increase from 60% in the first quarter of 2025.
•
DVP margin of 18.6%, a decrease from 29.1% in the second quarter of 2024 and a decrease from 24.5% in the first quarter of 2025, due in part to $9.2 million of drydocking and major repairs during the second quarter of 2025 compared to $8.5 million in the second quarter of 2024 and $5.2 million in the first quarter of 2025, all of which are expensed as incurred.
•
During the second quarter of 2025, the Company completed the sale of two platform supply vessels (“PSVs”) and one fast supply vessel (“FSV”) for total proceeds of $33.4 million and a gain of $19.1 million. Approximately $12.9 million of the proceeds were used to fund the repurchase of shares and warrants from Carlyle, and the remainder was held as restricted cash to partially fund future milestone payments for the construction of two new PSVs scheduled to deliver in the fourth quarter of 2026 and first quarter of 2027.

For the second quarter of 2025, net loss was $6.7 million ($0.26 loss per basic and diluted share). This compares to a net loss for the second quarter of 2024 of $12.5 million ($0.45 loss per basic and diluted share). Sequentially, the second quarter 2025 results compare to a net loss of $15.5 million ($0.56 loss per basic and diluted share) in the first quarter of 2025.

Chief Executive Officer John Gellert commented:

“The second quarter results reflect the changes to our fleet as we continued to implement our asset rotation and repositioning strategy.

Our PSV fleet saw substantial improvement on average rates and utilization, achieving a 30.3% DVP margin, even with two of our premium PSVs being out of the market the entire quarter for repairs; one of which also received a hybrid power management upgrade. The two PSVs that we sold during the quarter were sold at compelling values and were some of our first-generation handy size vessels targeting the shallow water market, which is seeing increased vertical integration in some geographic markets. PSVs contributed greatly to our results in Latin America and West Africa, as well as in the Middle East where we operate two of our PSVs in a walk-to-work configuration outfitted with motion compensated gangways owned by SEACOR Marine.

In the Middle East, the results were largely affected by repairs to one of our premium liftboats for almost the entire quarter. These repairs are ongoing as the scope and cost has exceeded our initial expectations, with the liftboat expected to return to service in September 2025. Despite these challenges, activity in the Middle East market continues to be healthy, and we recently mobilized an additional FSV to respond to market demand.

In the U.S., we saw a noticeable improvement driven mostly by higher day rates and utilization for our liftboats, offset by higher drydocking expense and the layup of our three FSVs in the region. We anticipate redeploying these FSVs to international markets during the third and fourth quarter of 2025.

As previously announced, on April 4, 2025, we repurchased shares and warrants representing 9.1% of the outstanding shares of common stock of the Company, assuming the full exercise of the warrants, from Carlyle. The aggregate purchase price was approximately $12.9 million. This was a unique opportunity to buy back a significant number of shares and warrants in a single block, and to simplify our capital structure by eliminating all outstanding warrants.

We will continue to adapt and reposition SEACOR Marine into markets and assets with lower volatility and better returns over the coming quarters and ahead of our new PSV deliveries in 2026 and 2027. We have one of the youngest fleets in the sector and will continue to demonstrate the embedded value of our assets.”

___________________

(1)

Direct vessel profit (defined as operating revenues less operating costs and expenses, “DVP”) is the Company’s measure of segment profitability. DVP is a critical financial measure used by the Company to analyze and compare the operating performance of its regions, without regard to financing decisions (depreciation and interest expense for owned vessels vs. lease expense for lease vessels). DVP is also useful when comparing the Company’s global fleet performance against those of our competitors who may have differing fleet financing structures. DVP has material limitations as an analytical tool in that it does not reflect all of the costs associated with the ownership and operation of our fleet, and it should not be considered in isolation or used as a substitute for our results as reported under GAAP. See page 4 for reconciliation of DVP to GAAP Operating Income (Loss), its most comparable GAAP measure.

* * * * *

SEACOR Marine provides global marine and support transportation services to offshore energy facilities worldwide. SEACOR Marine operates and manages a diverse fleet of offshore support vessels that deliver cargo and personnel to offshore installations, including offshore wind farms; assist offshore operations for production and storage facilities; provide construction, well work-over, offshore wind farm installation and decommissioning support; and carry and launch equipment used underwater in drilling and well installation, maintenance, inspection and repair. Additionally, SEACOR Marine’s vessels provide emergency response services and accommodations for technicians and specialists.

Certain statements discussed in this release as well as in other reports, materials and oral statements that the Company releases from time to time to the public constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “believe,” “plan,” “target,” “forecast” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements concern management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters. Forward-looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or expected by the management of the Company. These statements are not guarantees of future performance and actual events or results may differ significantly from these statements. Actual events or results are subject to significant known and unknown risks, uncertainties and other important factors, many of which are beyond the Company’s control and are described in the Company’s filings with the SEC. It should be understood that it is not possible to predict or identify all such factors. Given these risk factors, investors and analysts should not place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date of the document in which they are made. The Company disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which the forward-looking statement is based, except as required by law. It is advisable, however, to consult any further disclosures the Company makes on related subjects in its filings with the Securities and Exchange Commission, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K (if any). These statements constitute the Company’s cautionary statements under the Private Securities Litigation Reform Act of 1995.

Please visit SEACOR Marine’s website at www.seacormarine.com for additional information.

For all other requests, contact InvestorRelations@seacormarine.com

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)

(in thousands, except share data)

	Three Months Ended June 30,		Six months ended June 30,
	2025	2024	2025	2024
Operating Revenues	$60,810	$69,867	$116,309	$132,637
Costs and Expenses:
Operating	49,493	49,520	91,421	97,619
Administrative and general	11,998	10,889	23,484	22,806
Lease expense	325	486	662	967
Depreciation and amortization	12,090	12,939	24,900	25,821
	73,906	73,834	140,467	147,213
Gains on Asset Dispositions and Impairments, Net	19,163	37	24,972	36
Operating Income (Loss)	6,067	(3,930)	814	(14,540)
Other Income (Expense):
Interest income	372	445	808	1,038
Interest expense	(8,844)	(10,190)	(18,430)	(20,499)
Derivative gains (losses), net	87	104	212	(439)
Foreign currency losses, net	(2,119)	(560)	(3,315)	(640)
Other, net	—	—	—	(95)
	(10,504)	(10,201)	(20,725)	(20,635)
Loss Before Income Tax Expense (Benefit) and Equity in Earnings (Losses) of 50% or Less Owned Companies	(4,437)	(14,131)	(19,911)	(35,175)
Income Tax Expense (Benefit)	2,508	(682)	3,412	243
Loss Before Equity in Earnings (Losses) of 50% or Less Owned Companies	(6,945)	(13,449)	(23,323)	(35,418)
Equity in Earnings (Losses) of 50% or Less Owned Companies	218	966	1,107	(134)
Net Loss	$(6,727)	$(12,483)	$(22,216)	$(35,552)

Net Loss Per Share:
Basic	$(0.26)	$(0.45)	$(0.83)	$(1.29)
Diluted	$(0.26)	$(0.45)	$(0.83)	$(1.29)
Weighted Average Common Stock and Warrants Outstanding:
Basic	25,686,560	27,729,033	26,791,291	27,536,319
Diluted	25,686,560	27,729,033	26,791,291	27,536,319

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME (LOSS)

(in thousands, except statistics and per share data)

		Three Months Ended
	Jun. 30, 2025	Mar. 31, 2025	Dec. 31, 2024	Sep. 30, 2024	Jun. 30, 2024
Time Charter Statistics:
Average Rates Per Day	$19,731	$18,825	$18,901	$18,879	$19,141
Fleet Utilization	68%	60%	72%	67%	69%
Fleet Available Days (2)	4,310	4,583	4,870	5,026	4,994
Operating Revenues:
Time charter	$57,673	$51,933	$66,095	$63,313	$65,649
Bareboat charter	838	708	364	372	364
Other marine services	2,299	2,858	3,349	5,231	3,854
	60,810	55,499	69,808	68,916	69,867
Costs and Expenses:
Operating:
Personnel	18,969	18,537	20,365	21,940	21,566
Repairs and maintenance	13,648	8,520	10,433	9,945	10,244
Drydocking	5,143	3,869	2,467	6,068	6,210
Insurance and loss reserves	2,982	2,153	2,473	2,584	3,099
Fuel, lubes and supplies	4,296	4,546	4,884	6,574	3,966
Other	4,455	4,303	6,104	5,796	4,435
	49,493	41,928	46,726	52,907	49,520
Direct Vessel Profit (1)	11,317	13,571	23,082	16,009	20,347
Other Costs and Expenses:
Lease expense	325	337	347	364	486
Administrative and general	11,998	11,486	10,888	11,019	10,889
Depreciation and amortization	12,090	12,810	12,879	12,928	12,939
	24,413	24,633	24,114	24,311	24,314
Gains (Losses) on Asset Dispositions and Impairments, Net	19,163	5,809	11,624	1,821	37
Operating (Loss) Income	6,067	(5,253)	10,592	(6,481)	(3,930)
Other Income (Expense):
Interest income	372	436	372	358	445
Interest expense	(8,844)	(9,586)	(10,001)	(10,127)	(10,190)
Derivative gains (losses), net	87	125	(536)	67	104
Loss on debt extinguishment	—	—	(31,923)	—	—
Foreign currency (losses) gains, net	(2,119)	(1,196)	1,308	(1,717)	(560)
Other, net	—	—	187	29	—
	(10,504)	(10,221)	(40,593)	(11,390)	(10,201)
Loss Before Income Tax Expense (Benefit) and Equity in Earnings (Losses) of 50% or Less Owned Companies	(4,437)	(15,474)	(30,001)	(17,871)	(14,131)
Income Tax Expense (Benefit)	2,508	904	(2,345)	(513)	(682)
Loss Before Equity in Earnings (Losses) of 50% or Less Owned Companies	(6,945)	(16,378)	(27,656)	(17,358)	(13,449)
Equity in Earnings (Losses) of 50% or Less Owned Companies	218	889	1,430	1,012	966
Net Loss	$(6,727)	$(15,489)	$(26,226)	$(16,346)	$(12,483)

Net Loss Per Share:
Basic	$(0.26)	$(0.56)	$(0.94)	$(0.59)	$(0.45)
Diluted	$(0.26)	$(0.56)	$(0.94)	$(0.59)	$(0.45)
Weighted Average Common Stock and Warrants Outstanding:
Basic	25,687	27,908	27,773	27,773	27,729
Diluted	25,687	27,908	27,773	27,773	27,729
Common Shares and Warrants Outstanding at Period End	26,976	29,488	28,950	28,950	28,941

(1)
See full description of footnote above.
(2)
Includes available days for a bareboat charter for one PSV, which has been excluded from days worked and average day rates.

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY SEGMENT

(in thousands, except statistics)

		Three Months Ended
	Jun. 30, 2025	Mar. 31, 2025	Dec. 31, 2024	Sep. 30, 2024	Jun. 30, 2024
United States, primarily Gulf of America
Time Charter Statistics:
Average rates per day worked	$25,262	$23,874	$26,116	$17,188	$22,356
Fleet utilization	48%	25%	45%	42%	37%
Fleet available days	1,007	1,121	920	920	921
Out-of-service days for repairs, maintenance and drydockings	144	153	75	116	179
Out-of-service days for cold-stacked status (2)	270	173	184	175	127
Operating Revenues:
Time charter	$12,205	$6,765	$10,744	$6,593	$7,697
Other marine services	1,175	235	1,114	1,188	480
	13,380	7,000	11,858	7,781	8,177
Direct Costs and Expenses:
Operating:
Personnel	6,854	6,486	6,097	6,297	6,284
Repairs and maintenance	1,950	1,479	1,680	1,655	1,879
Drydocking	3,684	1,066	1,451	2,615	2,570
Insurance and loss reserves	1,067	702	854	799	943
Fuel, lubes and supplies	1,010	819	854	964	866
Other	631	349	229	225	226
	15,196	10,901	11,165	12,555	12,768
Direct Vessel (Loss) Profit (1)	$(1,816)	$(3,901)	$693	$(4,774)	$(4,591)
Other Costs and Expenses:
Lease expense	$139	$136	$136	$140	$141
Depreciation and amortization	3,203	3,705	3,196	3,194	3,194

Africa and Europe
Time Charter Statistics:
Average rates per day worked	$19,140	$17,294	$16,895	$18,875	$18,580
Fleet utilization	77%	70%	73%	77%	74%
Fleet available days	1,668	1,710	1,856	1,990	1,969
Out-of-service days for repairs, maintenance and drydockings	248	382	180	203	203
Out-of-service days for cold-stacked status	—	—	—	58	91
Operating Revenues:
Time charter	$24,535	$20,835	$22,999	$28,809	$27,047
Other marine services	806	852	1,027	3,048	1,028
	25,341	21,687	24,026	31,857	28,075
Direct Costs and Expenses:
Operating:
Personnel	5,515	5,183	5,654	6,083	4,969
Repairs and maintenance	4,646	3,462	3,712	3,455	3,161
Drydocking	901	1,241	835	681	1,226
Insurance and loss reserves	899	594	577	599	819
Fuel, lubes and supplies	1,714	2,180	2,226	2,514	1,170
Other	2,357	2,727	3,748	3,975	2,801
	16,032	15,387	16,752	17,307	14,146
Direct Vessel Profit (1)	$9,309	$6,300	$7,274	$14,550	$13,929
Other Costs and Expenses:
Lease expense	$51	$63	$82	$75	$172
Depreciation and amortization	4,263	4,402	4,477	4,540	4,565

(1)
See full description of footnote above.
(2)
Includes three FSVs cold-stacked in this region as of June 30, 2025.

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY SEGMENT (continued)

(in thousands, except statistics)

		Three Months Ended
	Jun. 30, 2025	Mar. 31, 2025	Dec. 31, 2024	Sep. 30, 2024	Jun. 30, 2024
Middle East and Asia
Time Charter Statistics:
Average rates per day worked	$15,506	$17,848	$17,337	$17,825	$17,083
Fleet utilization	73%	75%	88%	71%	82%
Fleet available days	1,089	1,170	1,266	1,288	1,296
Out-of-service days for repairs, maintenance and drydockings	204	82	30	229	168
Operating Revenues:
Time charter	$12,365	$15,710	$19,385	$16,411	$18,073
Other marine services	432	292	635	375	619
	12,797	16,002	20,020	16,786	18,692
Direct Costs and Expenses:
Operating:
Personnel	4,511	4,927	5,470	5,769	6,930
Repairs and maintenance	6,338	2,505	3,574	3,318	3,443
Drydocking	13	1,031	(226)	832	707
Insurance and loss reserves	842	702	804	927	798
Fuel, lubes and supplies	1,279	883	840	1,043	1,103
Other	1,104	881	1,305	1,131	989
	14,087	10,929	11,767	13,020	13,970
Direct Vessel Profit (1)	$(1,290)	$5,073	$8,253	$3,766	$4,722
Other Costs and Expenses:
Lease expense	$72	$83	$72	$73	$71
Depreciation and amortization	3,227	3,230	3,272	3,261	3,247

Latin America
Time Charter Statistics:
Average rates per day worked	$23,764	$22,084	$21,390	$21,984	$22,437
Fleet utilization	66%	67%	73%	63%	71%
Fleet available days (2)	546	582	828	828	808
Out-of-service days for repairs, maintenance and drydockings	26	—	20	94	41
Operating Revenues:
Time charter	$8,568	$8,623	$12,967	$11,500	$12,832
Bareboat charter	838	708	364	372	364
Other marine services	(114)	1,479	573	620	1,727
	9,292	10,810	13,904	12,492	14,923
Direct Costs and Expenses:
Operating:
Personnel	2,089	1,941	3,144	3,791	3,383
Repairs and maintenance	714	1,074	1,467	1,517	1,761
Drydocking	545	531	407	1,940	1,707
Insurance and loss reserves	174	155	238	259	539
Fuel, lubes and supplies	293	664	964	2,053	827
Other	363	346	822	465	419
	4,178	4,711	7,042	10,025	8,636
Direct Vessel Profit (1)	$5,114	$6,099	$6,862	$2,467	$6,287
Other Costs and Expenses:
Lease expense	$63	$55	$57	$76	$102
Depreciation and amortization	1,397	1,473	1,934	1,933	1,933

(1)
See full description of footnote above.
(2)
Includes available days for a bareboat charter for one PSV, which has been excluded from days worked and average day rates.

SEACOR MARINE HOLDINGS INC.

UNAUDITED PERFORMANCE BY VESSEL CLASS

(in thousands, except statistics)

		Three Months Ended
	Jun. 30, 2025	Mar. 31, 2025	Dec. 31, 2024	Sep. 30, 2024	Jun. 30, 2024
AHTS
Time Charter Statistics:
Average rates per day worked	$—	$—	$10,410	$10,316	$8,125
Fleet utilization	—%	—%	79%	46%	49%
Fleet available days	—	—	178	334	364
Out-of-service days for repairs, maintenance and drydockings	—	—	28	87	29
Out-of-service days for cold-stacked status	—	—	—	58	91
Operating Revenues:
Time charter	$(22)	$15	$1,465	$1,576	$1,459
Other marine services	(9)	9	—	13	219
	(31)	24	1,465	1,589	1,678
Direct Costs and Expenses:
Operating:
Personnel	$9	$1	$595	$981	$1,045
Repairs and maintenance	255	38	128	239	465
Drydocking	—	—	5	436	280
Insurance and loss reserves	(4)	—	49	66	97
Fuel, lubes and supplies	(125)	66	25	90	69
Other	(4)	12	210	263	230
	131	117	1,012	2,075	2,186
Other Costs and Expenses:
Lease expense	$—	$—	$7	$4	$164
Depreciation and amortization	3	4	122	175	175

FSV
Time Charter Statistics:
Average rates per day worked	$13,468	$13,786	$13,643	$13,102	$12,978
Fleet utilization	67%	71%	72%	81%	80%
Fleet available days	1,935	1,980	2,024	2,024	2,002
Out-of-service days for repairs, maintenance and drydockings	181	135	118	96	128
Out-of-service days for cold-stacked status	270	90	92	83	36
Operating Revenues:
Time charter	$17,573	$19,357	$19,992	$21,606	$20,698
Other marine services	516	762	416	1,012	516
	18,089	20,119	20,408	22,618	21,214
Direct Costs and Expenses:
Operating:
Personnel	$4,526	$4,933	$5,078	$5,637	$5,829
Repairs and maintenance	3,542	2,983	4,480	4,378	4,572
Drydocking	666	353	426	448	457
Insurance and loss reserves	683	517	422	532	546
Fuel, lubes and supplies	1,449	1,173	1,586	1,962	993
Other	1,428	1,782	2,456	2,238	1,850
	12,294	11,741	14,448	15,195	14,247
Other Costs and Expenses:
Depreciation and amortization	$4,703	$4,932	$4,746	$4,744	$4,746

SEACOR MARINE HOLDINGS INC.

UNAUDITED PERFORMANCE BY VESSEL CLASS (continued)

(in thousands, except statistics)

		Three Months Ended
	Jun. 30, 2025	Mar. 31, 2025	Dec. 31, 2024	Sep. 30, 2024	Jun. 30, 2024
PSV
Time Charter Statistics:
Average rates per day worked	$22,231	$19,424	$17,912	$21,819	$20,952
Fleet utilization	68%	55%	72%	58%	66%
Fleet available days (1)	1,738	1,890	1,932	1,932	1,900
Out-of-service days for repairs, maintenance and drydockings	247	396	117	349	291
Operating Revenues:
Time charter	$26,440	$20,286	$24,865	$24,488	$26,390
Bareboat charter	838	708	364	372	364
Other marine services	433	508	1,561	2,855	2,266
	27,711	21,502	26,790	27,715	29,020
Direct Costs and Expenses:
Operating:
Personnel	$8,567	$8,351	$8,999	$9,360	$8,979
Repairs and maintenance	3,799	3,949	4,101	3,798	3,151
Drydocking	1,993	2,513	1,046	2,629	2,616
Insurance and loss reserves	906	631	618	636	1,037
Fuel, lubes and supplies	1,858	2,594	2,379	3,594	1,575
Other	2,199	2,018	2,566	2,821	1,850
	19,322	20,056	19,709	22,838	19,208
Other Costs and Expenses:
Lease expense	$—	$—	$—	$(3)	$3
Depreciation and amortization	3,943	4,133	4,122	4,117	4,128

(1)
Includes available days for a bareboat charter for one PSV, which has been excluded from days worked and average day rates.

SEACOR MARINE HOLDINGS INC.

UNAUDITED PERFORMANCE BY VESSEL CLASS (continued)

(in thousands, except statistics)

		Three Months Ended
	Jun. 30, 2025	Mar. 31, 2025	Dec. 31, 2024	Sep. 30, 2024	Jun. 30, 2024
Liftboats
Time Charter Statistics:
Average rates per day worked	$31,904	$39,559	$39,326	$36,423	$43,204
Fleet utilization	67%	44%	68%	58%	54%
Fleet available days	637	713	736	736	728
Out-of-service days for repairs, maintenance and drydockings	194	87	41	109	143
Out-of-service days for cold-stacked status	—	83	92	92	91
Operating Revenues:
Time charter	$13,682	$12,275	$19,773	$15,643	$17,102
Other marine services	1,168	1,289	1,177	1,142	666
	14,850	13,564	20,950	16,785	17,768
Direct Costs and Expenses:
Operating:
Personnel	$5,673	$5,247	$5,678	$5,926	$6,842
Repairs and maintenance	6,022	1,571	1,722	1,531	2,054
Drydocking	2,484	1,003	990	2,555	2,857
Insurance and loss reserves	1,376	1,241	1,384	1,334	1,482
Fuel, lubes and supplies	1,114	712	894	928	1,329
Other	803	482	860	473	519
	17,472	10,256	11,528	12,747	15,083
Other Costs and Expenses:
Depreciation and amortization	3,424	3,719	3,866	3,866	3,865

Other Activity
Operating Revenues:
Other marine services	$191	$290	$195	$209	$187
	191	290	195	209	187
Direct Costs and Expenses:
Operating:
Personnel	$194	$5	$15	$36	$(1,129)
Repairs and maintenance	30	(21)	2	(1)	2
Insurance and loss reserves	21	(236)	—	16	(63)
Fuel, lubes and supplies	—	1	—	—	—
Other	29	9	12	1	(14)
	274	(242)	29	52	(1,204)
Other Costs and Expenses:
Lease expense	$325	$337	$340	$363	$319
Depreciation and amortization	17	22	23	26	25

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	Jun. 30, 2025	Mar. 31, 2025	Dec. 31, 2024	Sep. 30, 2024	Jun. 30, 2024
ASSETS
Current Assets:
Cash and cash equivalents	$34,381	$42,988	$59,491	$35,601	$40,605
Restricted cash	17,174	2,440	16,649	2,263	2,255
Receivables:
Trade, net of allowance for credit loss	63,287	63,946	69,888	76,497	70,770
Other	10,439	8,811	7,913	7,841	6,210
Tax receivable	507	1,602	1,601	983	983
Inventories	2,539	2,827	2,760	3,139	3,117
Prepaid expenses and other	4,716	6,075	4,406	4,840	5,659
Assets held for sale	—	12,195	10,943	—	500
Total current assets	133,043	140,884	173,651	131,164	130,099
Property and Equipment:
Historical cost	887,408	881,961	900,414	921,445	921,443
Accumulated depreciation	(377,265)	(365,422)	(367,448)	(362,604)	(349,799)
	510,143	516,539	532,966	558,841	571,644
Construction in progress	31,772	27,248	11,904	11,935	11,518
Net property and equipment	541,915	543,787	544,870	570,776	583,162
Right-of-use asset - operating leases	1,179	3,293	3,436	3,575	3,683
Right-of-use asset - finance leases	25	28	36	19	28
Investments, at equity, and advances to 50% or less owned companies	2,310	4,507	3,541	2,046	2,641
Other assets	1,558	1,665	1,577	1,864	1,953
Total assets	$680,030	$694,164	$727,111	$709,444	$721,566
LIABILITIES AND EQUITY
Current Liabilities:
Current portion of operating lease liabilities	$543	$540	$606	$494	$861
Current portion of finance lease liabilities	11	11	17	17	26
Current portion of long-term debt	30,000	30,000	27,500	28,605	28,605
Accounts payable	26,737	28,445	29,236	22,744	17,790
Other current liabilities	24,182	16,414	27,683	28,808	23,795
Total current liabilities	81,473	75,410	85,042	80,668	71,077
Long-term operating lease liabilities	812	2,926	2,982	3,221	3,276
Long-term finance lease liabilities	14	17	20	4	5
Long-term debt	310,980	310,108	317,339	272,325	277,740
Deferred income taxes	18,330	20,312	22,037	26,802	30,083
Deferred gains and other liabilities	625	1,356	1,369	1,416	1,447
Total liabilities	412,234	410,129	428,789	384,436	383,628
Equity:
SEACOR Marine Holdings Inc. stockholders’ equity:
Common stock	281	293	287	287	286
Additional paid-in capital	468,669	480,904	479,283	477,661	476,020
Accumulated deficit	(202,816)	(196,089)	(180,600)	(154,374)	(138,028)
Shares held in treasury	(9,639)	(9,628)	(8,110)	(8,110)	(8,110)
Accumulated other comprehensive income, net of tax	10,980	8,234	7,141	9,223	7,449
	267,475	283,714	298,001	324,687	337,617
Noncontrolling interests in subsidiaries	321	321	321	321	321
Total equity	267,796	284,035	298,322	325,008	337,938
Total liabilities and equity	$680,030	$694,164	$727,111	$709,444	$721,566

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

			Three Months Ended
	Jun. 30, 2025	Mar. 31, 2025	Dec. 31, 2024	Sep. 30, 2024	Jun. 30, 2024
Cash Flows from Operating Activities:
Net Loss	$(6,727)	$(15,489)	$(26,226)	$(16,346)	$(12,483)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	12,090	12,810	12,879	12,928	12,939
Deferred financing costs amortization	43	43	254	298	297
Stock-based compensation expense	1,510	1,627	1,622	1,604	1,587
Debt discount amortization	232	226	1,799	2,061	1,993
Allowance for credit losses	(213)	(407)	59	101	39
(Gains) losses from equipment sales, retirements or impairments	(19,163)	(5,809)	(11,624)	(1,821)	(37)
Losses on debt extinguishment	—	—	28,252	—	—
Derivative (gains) losses	(87)	(125)	536	(67)	(104)
Interest on finance lease	1	1	2	—	1
Settlements on derivative transactions, net	—	(373)	—	—	—
Currency losses (gains)	2,119	1,196	(1,308)	1,717	560
Deferred income taxes	(1,982)	(1,725)	(4,766)	(3,281)	(3,790)
Equity (earnings) losses	(218)	(889)	(1,430)	(1,012)	(966)
Dividends received from equity investees	3,199	—	—	1,498	1,418
Changes in Operating Assets and Liabilities:
Accounts receivables	284	5,333	5,448	(7,411)	(6,928)
Other assets	1,901	(1,681)	1,338	1,032	(2,395)
Accounts payable and accrued liabilities	4,934	(6,204)	1,693	9,325	(4,378)
Net cash (used in) provided by operating activities	(2,077)	(11,466)	8,528	626	(12,247)
Cash Flows from Investing Activities:
Purchases of property and equipment	(10,213)	(20,795)	(3,010)	(210)	(658)
Proceeds from disposition of property and equipment	31,592	8,472	22,441	2,331	86
Net cash (used in) provided by investing activities	21,379	(12,323)	19,431	2,121	(572)
Cash Flows from Financing Activities:
Payments on long-term debt	(7,500)	(5,000)	(2,479)	(7,770)	(6,533)
Payments on debt extinguishment	—	—	(328,712)	—	—
Payments on debt extinguishment cost	—	—	(3,671)	—	—
Proceeds from issuance of long-term debt, net of debt discount and issuance costs	8,097	(396)	345,192	—	—
Payments on finance leases	(4)	(9)	(13)	(10)	(9)
Payments for repurchase of common stock	(7,089)	—	—	—	—
Payments for repurchase of warrants	(6,668)	—	—	—	—
Proceeds from exercise of stock options and warrants	—	—	—	38	102
Tax withholdings on restricted stock vesting	(11)	(1,518)	—	—	(39)
Net cash (used in) provided by financing activities	(13,175)	(6,923)	10,317	(7,742)	(6,479)
Effects of Exchange Rate Changes on Cash, Restricted Cash and Cash Equivalents	—	—	—	(1)	(1)
Net Change in Cash, Restricted Cash and Cash Equivalents	6,127	(30,712)	38,276	(4,996)	(19,299)
Cash, Restricted Cash and Cash Equivalents, Beginning of Period	45,428	76,140	37,864	42,860	62,159
Cash, Restricted Cash and Cash Equivalents, End of Period	$51,555	$45,428	$76,140	$37,864	$42,860

SEACOR MARINE HOLDINGS INC.

UNAUDITED FLEET COUNTS

	Owned	Managed	Total
June 30, 2025
AHTS	—	1	1
FSV	21	1	22
PSV	19	—	19
Liftboats	7	—	7
	47	2	49
December 31, 2024
AHTS	—	2	2
FSV	22	1	23
PSV	21	—	21
Liftboats	8	—	8
	51	3	54